UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 24, 2007 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11616 (Commission File Number)	16-1427135 (I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut (Address of principal executive offices)	06901 (Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

        (b)  On July 24, 2007, Raja Dakkuri, Controller and Chief Accounting Officer, notified The Student Loan
               Corporation (the Company) of his intention to resign from his position in order to accept an opportunity outside
               of the Company.   His resignation as Controller and Chief Accounting Officer will be effective August 7, 2007.

(c)  The Company has appointed Joseph Guage, 38, as Controller and Chief Accounting Officer effective
   August 7, 2007.   Mr. Guage joined the Company in May 2006 as Assistant Controller with  primary responsibility for Corporate Reporting and Accounting Policy.  Prior to joining The Student Loan
   Corporation, Mr. Guage spent six years at the Eastman Kodak Company where he held various Financial and Controllership positions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: July 30, 2007

By: /s/ Christine Homer
Name: Christine Homer
Title: Vice President, Secretary and General Counsel